UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

ONCOTHYREON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

110 - 110th Avenue NE
Suite 685
Bellevue, Washington 98004
(Address of principal executive offices, including zip code)

(425) 450-0370
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 11, 2007, Oncothyreon Inc., a Delaware corporation (“Oncothyreon” or “Registrant”), entered into an Arrangement Agreement (the “Arrangement Agreement”), by and among 4442636 Canada Inc., 4442644 Canada Inc., Biomira Inc., Biomira Corporation and 4442652 Canada Inc.  Under the Arrangement Agreement, which was subject to shareholder and court approval, Biomira Inc., a Canadian corporation (“Biomira”), would migrate to the United States by creating a holding corporation based in the State of Delaware.  Upon completion of the arrangement, the ultimate parent corporation or successor corporation of the current Biomira and its subsidiaries would be Oncothyreon and all the assets and liabilities of Biomira would succeed to Oncothyreon.

On December 4, 2007, Biomira Inc. issued a press release relating to the arrangement and the shareholder’s approval of the migration to the United States.  On December 5, 2007, Biomira Inc. announced that the Alberta Court of Queen’s Bench issued a final order approving Biomira’s migration to the United States and name change to Oncothyreon Inc.  A copy of the press releases announcing the shareholder and court approval are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

On December 10, 2007, pursuant to the terms and conditions of the Arrangement Agreement and the applicable regulatory requirements, the arrangement became effective.

The foregoing description of the transaction and the Arrangement Agreement is qualified in its entirety by reference to the full text of the Arrangement Agreement, a copy of which was previously filed as an annex to Oncothyreon’s Form S-4, initially filed September 12, 2007.

Item 8.01 Other Events.

On December 11, 2007, Oncothyreon announced new trading symbols for its common stock traded on both the Nasdaq Global Market and on the Toronto Stock Exchange and the effectiveness of a reverse stock split.  The new trading symbol on the Nasdaq Global Market will be “ONTY” and on the Toronto Stock Exchange will be “ONY.”  The former shareholders of Biomira will receive one share of Oncothyreon common stock for each six shares of Biomira held.  The December 11, 2007 trading price will reflect this reverse split.  A copy of the press release announcing the new trading symbols and reverse stock split is attached as Exhibit 99.3 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 2.01 have been provided in the proxy statement / prospectus on the Registrant’s Registration Statement on Form S-4 (File No. 333-145995).  The Registration Statement on Form S-4 was declared effective by the Securities and Exchange Commission on October 31, 2007.

(b) Pro Forma Financial Information.

The pro forma financial information required in connection with the business acquisition described in Item 2.01 will be filed no later than 71 calendar days after the date of this current report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*	Arrangement Agreement - Annex B to the Form S-4
99.1	Text of Press Release issued December 4, 2007 - Biomira Shareholders Approve Move to U.S.
99.2	Text of Press Release issued December 5, 2007 - Court Issues Final Order Approving Biomira’s Move to U.S.
99.3	Text of Press Release issued December 11, 2007 - Oncothyreon to Begin Trading Today on NASDAQ and TSX

*Incorporated by reference from the Registrant’s proxy statement / prospectus on Form S-4 (File No. 333-145995), initial filing dated September 12, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.
By:	/s/ Edward A. Taylor
Edward A. Taylor
Chief Financial Officer and VP of Finance and Administration

Date: December 12, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Arrangement Agreement - Annex B to the Form S-4
99.1	Text of Press Release issued December 4, 2007 - Biomira Shareholders Approve Move to U.S.
99.2	Text of Press Release issued December 5, 2007 - Court Issues Final Order Approving Biomira’s Move to U.S.
99.3	Text of Press Release issued December 11, 2007 - Oncothyreon to Begin Trading Today on NASDAQ and TSX

*Incorporated by reference from the Registrant’s proxy statement / prospectus on Form S-4 (File No. 333-145995), initial filing dated September 12, 2007.